                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549





                             FORM 8-K
                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

    Date of Report (Date of earliest event) September 29, 1998





             ASSOCIATES CORPORATION OF NORTH AMERICA
      (Exact name of registrant as specified in its charter)




          DELAWARE                                       74-1494554
(State or other jurisdiction                          (I.R.S. Employer
     of incorporation)                             Identification Number)

                              1-6154
                     (Commission File Number)





250 E. Carpenter Freeway, Irving, Texas                  75062-2729
(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code (972) 652-4000

Item 5.  Other Events.

 Associates First Capital Corporation, the parent of the Registrant, announced the retirement in early 1999 of Harold D. Marshall, president and chief operating officer of the Registrant. A copy of the news release is attached as an Exhibit hereto and incorporated by reference herein.

 Item 7.  Financial Statements and Exhibits

 ( C )  Exhibits

        20 -  News release by Associates First Capital Corporation dated
             September 29, 1998.




                            SIGNATURE

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ASSOCIATES CORPORATION OF NORTH AMERICA





                                   By:/s/ Timothy M.  Hayes
                                      ---------------------------
                                      Assistant Secretary




 September 29, 1998